SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 13, 2022

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9800 Pyramid Court, Suite 400, Englewood, Colorado 80112
(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 802-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVOL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 13, 2022, Evolving Systems, Inc. (the “Company”) notified The Nasdaq Capital Market (“Nasdaq”) of its intention to voluntarily withdraw its common stock, par value $0.001 per share (the “Common Stock”), from listing on Nasdaq. The Company intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on Monday, April 25, 2022 relating to delisting the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be effective ten days thereafter. After delisting, the Common Stock may be quoted on the OTC Pink Open Market. The Company can provide no assurance that trading in its Common Stock will trade on the OTC Pink Open Market or otherwise.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 3.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 7.01	Regulation FD Disclosure.

On April 13, 2022, the Company issued a press release announcing its intention to delist its Common Stock from Nasdaq. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

d)            Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description
99.1	Press Release announcing the delisting with Nasdaq of the Company’s Common Stock.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2022

Evolving Systems, Inc.

By:	/s/ MATTHEW STECKER
Matthew Stecker
Chief Executive Officer